                                                                    Exhibit (13)

               PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                        Variable Annuity Separate Account

                             MONEY MARKET SUBACCOUNT


7-DAY CURRENT YIELD

   CURRENT YIELD =         (( NCS-ES)/UV /7) x 365

   where NCS     =              the net change in the value of the
                                Portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit

   ES                      =    AAC + ADMIN

   where ES                =    per unit expenses of the Subaccount for the
                                7-day period

   AAC                     =    per unit Annual Annuity Charges deducted for the
                                7-day period

   ADMIN                   =    per unit Administration Charges deducted for the
                                7-day period

                           =    (40 / AAV / 365 )

   where AAV               =    average account value of contracts on the last
                                day of the 7-day period

                           =    $40,000

   UV                      =    the unit value on the first day of the 7-day
                                period

                           =    10.0000

DATE                            NCS                    AAC                      ADMIN
----                            ---                    ----                     -----
Dec 31                          .00145279            .00003836                  .00000274
Dec 30                          .00154151            .00003836                  .00000274
Dec 29                          .00149846            .00003836                  .00000274
Dec 28                          .00157104            .00003836                  .00000274
Dec 27                          .00152850            .00011507                  .00000822
Dec 26                                 -                     -                         -
Dec 25                                 -                     -                         -
                                ------------         -----------------          ---------
                                .00759230            .00026851                  .00001918


((.00759230 - .00026851 - .00001918)/10 / 7) x 365 = 3.81% = 7-day Current Yield
at December 31, 1999

7-DAY EFFECTIVE YIELD

   EFFECTIVE YIELD     =    (1 + (NCS - ES) /UV) (365/7) - 1

                       =    3.88% = 7-Day Effective Yield at December 31, 1999

Average Annual Total Return

Total Return =    ((ERV/P) (1/n) - 1)
where P      =    a hypothetical initial investment of $1,000
      n      =    number of years
      ERV    =    the ending redeemable value, reflecting surrender charges.
             =    EV - SC
       EV    =    the ending value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period. It is assumed all dividends and capital gains distributions are reinvested.

             =    1,000 x (EUV / BUV - ADMIN)
      EUV    =    Unit value at the end of the period
      BUV    =    Unit value at the beginning of the period
    ADMIN    =    Annual Administrative Fee attributable to the hypothetical account for the period
             =    (40 / AAV / 365) x No. of days in the period
      AAV    =    Average Account Value of contracts on last day of the period
             =    $40,000

       SC    =    Surrender Charge assuming surrender at the end of the
                  applicable period = SC% x (Minimum of P and (EV - FPA% x
                  CAVSY))

       SC%   =    Surrender Charge percentage assuming surrender at the end of the applicable period (See Surrender Charge.)

      FPA%   =    Free Partial Amount percentage assuming surrender at the end of the applicable period (See Free Partial Amount.)

       CAVSY =    Contact Account Value at start of Contract Year (P in year 1)
             =    EV / DF
          DF =    Discount Factor
             =    (( EV / P ) (1/n)) (m)
           m =    number of years from the start of the Contract Year to the end of the applicable period

MARKET STREET FUND GROWTH SUBACCOUNT

1 Year (12/31/98 to 12/31/99)

          EV = 1,000 x (1082.2247 / 1065.6727 - .001) = 1,014.53
          SC = .08 x (Minimum of $1,000 and (1,014.53 - .1 x 1,000.00))
             = 73.16
       CAVSY = 1,000.00

         ERV = 1,014.53 - 73.16 = 941.37
Total Return = (941.37 / 1,000)  - 1 = -5.86%

5 Year (12/31/94 to 12/31/99)

          EV =  1,000 x (1082.2247 / 511.4457 - .005) = 2,111.01
          SC = .08 x (Minimum of $1,000 and (2,111.01 - .1 x 1,817.99))
             =  80.00
       CAVSY =  2,111.01 / 1.1612
             =  1,817.99

          DF =  (( 2,111.01 / 1,000.00 ) (1/5)) (1)
             =  1.1612
        ERV  =  2,111.01 - 80.00 = 2,031.01
Total Return =  (2,031.01 /1,000)(1/5) - 1 = 15.22%

Since Inception (4/14/92 to 12/31/99)

         EV   = 1,000 x (1082.2247 / 457.3651 - .00771) = 2,358.51
         SC   = .035 x (Minimum of $1,000 and (2,358.51 - .1 x 2,179.16))
              = 35.00
      CAVSY   = 2,358.51 / 1.0823
              = 2,179.16
         DF   = (( 2,358.51 / 1,000.00 ) (1/7.7111)) (.7111)
              = 1.0823
        ERV   = 2,358.51 - 35.00 = 2,323.51
Total Return  = (2,323.51 / 1,000)(1/7.7111)  - 1 = 11.55%


MARKET STREET FUND BOND SUBACCOUNT

1 Year (12/31/98 to 12/31/99)

         EV   = 1,000 x (608.1934 / 637.9203 - .001) = 952.40
         SC   = .08 x (Minimum of $1,000 and (952.40 - .1 x 1,000.00))
              = 68.19
      CAVSY   = 1,000.00
        ERV   = 952.40 - 68.19 = 884.21
Total Return  = (884.21 / 1,000)  - 1 = -11.58%

5 Year (12/31/94 to 12/31/99)

           EV = 1,000 x (608.1934 / 459.5487 - .005) = 1,318.46
           SC = .08 x (Minimum of $1,000 and (1,318.46 - .1 x 1,247.48))
              = 80.00
        CAVSY = 1,318.46 / 1.0569
              = 1,247.48
           DF = (( 1,318.46 / 1,000.00 ) (1/5)) (1)
              = 1.0569
          ERV = 1,318.46 - 80.00 = 1,238.46
 Total Return = (1,238.46 /1,000)(1/5) - 1 = 4.37%

Since Inception (4/14/92 to 12/31/99)

           EV = 1,000 x (608.1934 / 431.1657 - .00771) = 1,402.87
           SC = .035 x (Minimum of $1,000 and (1,402.87 - .1 x 1,359.77))
              =   35.00
        CAVSY =   1,402.87 / 1.0317
              =   1,359.77
           DF =   (( 1,402.87 / 1,000.00 ) (1/7.7111)) (.7111)
              =   1.0317
          ERV =   1,402.87 - 35.00 = 1,367.87
 Total Return =   (1,367.87 / 1,000)(1/7.7111)  - 1 = 4.15%

MARKET STREET FUND MONEY MARKET SUBACCOUNT

1 Year (12/31/98 to 12/31/99)

              EV = 1,000 x (618.7272 / 598.0598 - .001) = 1,033.56
              SC = .08 x (Minimum of $1,000 and (1,033.56 - .1 x 1,000.00))
                 = 74.68
           CAVSY = 1,000.00
            ERV  = 1,033.56 - 74.68 = 958.88
   Total Return  = (958.88 / 1,000)  - 1 = -4.11%

5 Year (12/31/94 to 12/31/99)

             EV  = 1,000 x (618.7272 / 513.3015 - .005) = 1,200.39
             SC  = .08 x (Minimum of $1,000 and (1,200.39 - .1 x 1,157.34))
                 = 80.00
          CAVSY  = 1,200.39 / 1.0372
                 = 1,157.34
              DF = (( 1,200.39 / 1,000.00 ) (1/5)) (1)
                 = 1.0372
             ERV = 1,200.39 - 80.00 = 1,120.39
    Total Return = (1,120.39 /1,000)(1/5) - 1 = 2.30%

Since Inception (4/14/92 to 12/31/99)

              EV = 1,000 x (618.7272 / 490.3156 - .00771) = 1,254.19
              SC = .035 x (Minimum of $1,000 and (1,254.19 - .1 x 1,228.27))
                 = 35.00
           CAVSY = 1,254.19 / 1.0211
                 = 1,228.27
              DF = (( 1,254.19 / 1,000.00 ) (1/7.7111)) (.7111)
                 = 1.0211
             ERV = 1,254.19 - 35.00 = 1,219.19
    Total Return = (1,219.19 / 1,000)(1/7.7111) - 1 = 2.60%

Other Average Annual Total Return

    Total Return =   ((EV/P) (1/n) - 1)
        where P  =   a hypothetical initial investment of $1,000
              n  =   number of years
             EV  =   the ending value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period. It is assumed all dividends and capital gains distributions are reinvested.

                 =   1,000 x (EUV / BUV - ADMIN)
            EUV  =   Unit value at the end of the period
            BUV  =   Unit value at the beginning of the period
          ADMIN  =   Annual Administrative Fee attributable to the hypothetical account for the period
                 =   (40 / AAV / 365) x No. of days in the period
            AAV  =   Average Account Value of contracts on last day of the
                     period
                 =   $40,000

MARKET STREET FUND GROWTH SUBACCOUNT

1 Year (12/31/98 to 12/31/99)

              EV =   1,000 x (1082.2247 / 1065.6727 - .001) = 1,014.53
    Total Return =   (1,014.53 / 1,000)  - 1 = 1.45%

5 Year (12/31/94 to 12/31/99)

              EV =   1,000 x (1082.2247 / 511.4457 - .005) = 2,111.01
    Total Return =   (2,111.01 / 1,000)(1/5) - 1 = 16.12%

Since Inception (4/14/92 to 12/31/99)

              EV =   1,000 x (1082.2247 / 457.3651 - .00771) = 2,358.51
    Total Return =   (2,358.51 / 1,000)(1/7.7111) - 1 = 11.77%


MARKET STREET FUND BOND SUBACCOUNT

1 Year (12/31/98 to 12/31/99)

              EV =   1,000 x (608.1934 / 637.9203 - .001) = 952.40
    Total Return =   (952.40 / 1,000)  - 1 = -4.76%

5 Year (12/31/94 to 12/31/99)

              EV =   1,000 x (608.1934 / 459.5487 - .005) = 1,318.46
    Total Return =  (1,318.46 / 1,000)(1/5) - 1 = 5.68%

Since Inception (4/14/92 to 12/31/99)

              EV =  1,000 x (608.1934 / 431.1657 - .00771) = 1,402.87
    Total Return =  (1,402.87 / 1,000)(1/7.7111)  - 1 = 4.49%

MARKET STREET FUND MONEY MARKET SUBACCOUNT

1 Year (12/31/98 to 12/31/99)

              EV =  1,000 x (618.7272 / 598.0598 - .001) = 1,033.56
    Total Return =  (1,033.56 / 1,000)  - 1 = 3.36%

5 Year (12/31/94 to 12/31/99)

              EV =  1,000 x (618.7272 / 513.3015 - .005) = 1,200.39
    Total Return = (1,200.39 / 1,000)(1/5)  - 1 = 3.72%

Since Inception (4/14/92 to 12/31/99)

              EV =  1,000 x (618.7272 / 490.3156 - .00771) = 1,254.19
    Total Return =  (1,254.19 / 1,000)(1/7.7111)  - 1 = 2.98%

Average Annual Total Return

Total Return =    ((ERV/P) (1/n) - 1)
where      P =    a hypothetical initial investment of $1,000
           n =    number of years
         ERV =    the ending redeemable value, reflecting surrender charges.
             =    EV - SC
      CREDRT =   3.00%
        CRED =   P x CREDRT
             =   $30.00

         EV  =   the ending value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period. It is assumed all dividends and capital gains distributions are reinvested.
             =   (P + CRED) x (EUV / BUV - ADMIN)
         EUV =   Unit value at the end of the period
         BUV =   Unit value at the beginning of the period
       ADMIN =   Annual Administrative Fee attributable to the hypothetical account for the period
             =   (40 / AAV / 365) x No. of days in the period
         AAV =   Average Account Value of contracts on last day of the period
             =   $40,000
          SC = Surrender Charge assuming surrender at the end of the applicable period = SC% x (Minimum of P and (EV - FPA% x CAVSY))

          SC% = Surrender Charge percentage assuming surrender at the end of the applicable period (See Surrender Charge.)
         FPA% = Free Partial Amount percentage assuming surrender at the end of the applicable period (See Free Partial Amount.)
       CAVSY  = Contact Account Value at start of Contract Year (P in year 1)
              = EV / DF
          DF  = Discount Factor
              = (( EV / (P + CRED)) (1/n)) (m)
           m = number of years from the start of the Contract Year to the end of the applicable period


MARKET STREET FUND GROWTH SUBACCOUNT

1 Year (12/31/98 to 12/31/99)

           EV =  (1,000.00 + 30.00) x (1082.2247 / 1065.6727 - .001) = 1,044.97
           SC =   .08 x (Minimum of $1,000 and (1,044.97 - .1 x 1,000.00))
              =   75.60
       CAVSY  =   1,000.00

         ERV  =   1,044.97 - 75.60 = 969.37
Total Return  =   (969.37 / 1,000)  - 1 = -3.06%

5 Year (12/31/94 to 12/31/99)

           EV =   (1,000.00 + 30.00) x (1082.2247 / 511.4457 - .005) = 2,174.34
           SC =   .08 x (Minimum of $1,000 and (2,174.34 - .1 x 1,872.53))
              =    80.00
        CAVSY =    2,174.34 / 1.1612
              =    1,872.53
           DF =   (( 2,174.34 / (1,000.00 + 30.00)) (1/5)) (1)
              =    1.1612
          ERV =    2,174.34 - 80.00 = 2,094.34
 Total Return =   (2,094.34 / 1,000)(1/5) - 1 = 15.94%

Since Inception (4/14/92 to 12/31/99)

           EV =   (1,000.00 + 30.00) x (1082.2247 / 457.3651 - .00771)
              =   2,429.26
           SC =   .035 x (Minimum of $1,000 and (2,429.26 - .1 x 2,244.45))
              =   35.00
        CAVSY =   2,429.26 / 1.0823
              =   2,244.45
           DF =   (( 2,429.26 / (1,000.00 + 30.00) ) (1/7.7111)) (.7111)
              =   1.0823
          ERV =   2,429.26 - 35.00 = 2,394.26
 Total Return =   (2,394.26 / 1,000)(1/7.7111)  - 1 = 11.99%


MARKET STREET FUND BOND SUBACCOUNT

1 Year (12/31/98 to 12/31/99)

           EV =   (1,000.00 + 30.00) x (608.1934 / 637.9203 - .001) = 980.97
           SC =   .08 x (Minimum of $1,000 and (980.97 - .1 x 1,000.00))
              =   70.48
        CAVSY =   1,000.00
          ERV =   980.97 - 70.48 = 910.49
 Total Return =  (910.49 / 1,000)  - 1 = -8.95%

5 Year (12/31/94 to 12/31/99)

           EV =  (1,000.00 + 30.00) x (608.1934 / 459.5487 - .005) = 1,358.01
           SC =  .08 x (Minimum of $1,000 and (1,358.01 - .1 x 1,284.96))
              =  80.00
        CAVSY =  1,358.01 / 1.0569
              =  1,284.96
           DF =  (( 1,358.01 / (1,000.00 + 30.00) ) (1/5)) (1)
              =  1.0569
          ERV =  1,358.01 - 80.00 = 1,278.01
 Total Return = (1,278.01 / 1,000)1/5 - 1 =  5.03%

Since Inception (4/14/92 to 12/31/99)

           EV =  (1,000.00 + 30.00) x (608.1934 / 431.1657 - .00771) = 1,444.95
           SC =  .035 x (Minimum of $1,000 and (1,444.95 - .1 x 1,400.54))
              =  35.00
        CAVSY =  1,444.95 / 1.0317
              =  1,400.54
           DF =  (( 1,444.95 / (1,000.00 + 30.00) ) (1/7.7111)) (.7111)
              =  1.0317
         ERV  =  1,444.95 - 35.00 = 1,409.95
Total Return  =  (1,409.95 / 1,000)(1/7.7111)  - 1 = 4.56%

MARKET STREET FUND MONEY MARKET SUBACCOUNT

1 Year (12/31/98 to 12/31/99)

           EV =  (1,000.00 + 30.00) x (618.7272 / 598.0598 - .001) = 1,064.56
           SC =  .08 x (Minimum of $1,000 and (1,064.56 - .1 x 1,000.00))
              =  77.17
        CAVSY =  1,000.00
          ERV =  1,064.56 - 77.17 = 987.39
Total Return  =  (987.39 / 1,000)  - 1 = -1.26%

5 Year (12/31/94 to 12/31/99)

           EV =  (1,000.00 + 30.00) x (618.7272 / 513.3015 - .005) = 1,236.40
           SC =  .08 x (Minimum of $1,000 and (1,236.40 - .1 x 1,192.05))
              =   80.00
        CAVSY =   1,236.40 / 1.0372
              =   1,192.05
           DF =   (( 1,236.40 / (1,000.00 + 30.00) ) (1/5)) (1)
              =   1.0372
          ERV =   1,236.40 - 80.00 = 1,156.40
Total Return  =  (1,156.40 /1,000)(1/5) - 1 = 2.95%

Since Inception (4/14/92 to 12/31/99)

           EV =  (1,000.00 + 30.00) x (618.7272 / 490.3156 - .00771) = 1,291.81
           SC =  .035 x (Minimum of $1,000 and (1,291.81 - .1 x 1,265.11))
              =  35.00
        CAVSY =  1,291.81 / 1.0211
              =  1,265.11
           DF =  (( 1,291.81 / (1,000.00 + 30.00) ) (1/7.7111)) (.7111)
              =  1.0211
          ERV =  1,291.81 - 35.00 = 1,256.81
 Total Return =  (1,256.81 / 1,000)(1/7.7111)  - 1 = 3.01%

Other Average Annual Total Return

Total Return  =    ((EV/P) (1/n) - 1)
where      P  =    a hypothetical initial investment of $1,000
           n  =    number of years
      CREDRT  =    3.00%
        CRED  =    P x CREDRT
              =    $30.00
         EV   =    the ending value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period. It is assumed all dividends and capital gains distributions are reinvested.

              =    (P + CRED) x (EUV / BUV - ADMIN)
        EUV   =    Unit value at the end of the period
        BUV   =    Unit value at the beginning of the period
        ADMIN =    Annual Administrative Fee attributable to the hypothetical account for the period
              =    (40 / AAV / 365) x No. of days in the period
          AAV =    Average Account Value of contracts on last day of the period
              =    $40,000

MARKET STREET FUND GROWTH SUBACCOUNT

1 Year (12/31/98 to 12/31/99)

            EV =   (1,000.00 + 30.00) x (1082.2247 / 1065.6727 - .001)
               =   1,044.97
  Total Return =   (1,044.97 / 1,000)  - 1 = 4.50%

5 Year (12/31/94 to 12/31/99)

              EV =  (1,000.00 + 30.00) x (1082.2247 / 511.4457 - .005)
                 =  2,174.34
    Total Return =  (2,174.34 / 1,000)(1/5)  - 1 = 16.81%

Since Inception (4/14/92 to 12/31/99)

              EV =   (1,000.00 + 30.00) x (1082.2247 / 457.3651 - .00771)
                 =   2,429.26
    Total Return =   (2,429.26 / 1,000)(1/7.7111)  - 1 = 12.20%


MARKET STREET FUND BOND SUBACCOUNT

1 Year (12/31/98 to 12/31/99)

               EV =   (1,000.00 + 30.00) x (608.1934 / 637.9203 - .001) = 980.97
     Total Return =   (980.97 / 1,000)  - 1 = -1.90%

5 Year (12/31/94 to 12/31/99)

               EV =   (1,000.00 + 30.00) x (608.1934 / 459.5487 - .005)
                  =   1,358.01
     Total Return =   (1,358.01 / 1,000)(1/5)  - 1 = 6.31%

Since Inception (4/14/92 to 12/31/99)

               EV =   (1,000.00 + 30.00) x (608.1934 / 431.1657 - .00771)
                  =   1,444.95
     Total Return =   (1,444.95 / 1,000)(1/7.7111)  - 1 = 4.89%

MARKET STREET FUND MONEY MARKET SUBACCOUNT

1 Year (12/31/98 to 12/31/99)

            EV =  (1,000.00 + 30.00) x (618.7272 / 598.0598 - .001) = 1,064.56
  Total Return =  (1,064.56 / 1,000)  - 1 = 6.46%

5 Year (12/31/94 to 12/31/99)

            EV =  (1,000.00 + 30.00) x (618.7272 / 513.3015 - .005) = 1,236.40
  Total Return =  (1,236.40 / 1,000)(1/5)  - 1 = 4.34%

Since Inception (4/14/92 to 12/31/99)

            EV =  (1,000.00 + 30.00) x (618.7272 / 490.3156 - .00771) = 1,291.81
 Total Return =  (1,291.81 / 1,000)(1/7.7111)  - 1 = 3.38%